FIRST AMENDMENT TO AMENDED AND
                       RESTATED REVOLVING CREDIT AGREEMENT

                                     between

                        FAIRFIELD ACCEPTANCE CORPORATION,

                                       and

                                BANKBOSTON, N.A.,
                            INDIVIDUALLY AND AS AGENT

         THIS FIRST AMENDMENT (this "Amendment") dated as of July 13, 1998, is made by and among FAIRFIELD ACCEPTANCE CORPORATION, an Arkansas domiciled Delaware corporation ("FAC-Arkansas"), FAIRFIELD ACCEPTANCE CORPORATION-NEVADA, a Nevada domiciled Delaware corporation ("FAC-Nevada"), BANKBOSTON, N.A., a national banking association ("BKB"), and BANKBOSTON, N.A., as agent for itself and the Banks (the "Agent"), all parties to a certain Amended and Restated Revolving Credit Agreement dated as of January 15, 1998, ( the "Credit Agreement"), and BKB, as Collateral Agent ("Collateral Agent") under that certain Collateral Agency Agreement, dated as of January 15, 1998, by and among the parties hereto (including the Guarantors, as defined below) BKB, as agent under the FCI Credit Agreement, BancBoston Securities, Inc. and EagleFunding Capital Corporation. This Amendment is joined in by Fairfield Communities, Inc., a Delaware corporation ("FCI"), Fairfield Myrtle Beach, Inc. ("FMB"), Vacation Break USA, Inc. ("Vacation Break"), Sea Gardens Beach and Tennis Resorts, Inc. ("SGR"), Vacation Break Resorts, Inc. ("VBR"), Vacation Break Resorts at Star Island, Inc. ("VBRS"), Palm Vacation Group ("PVG") and Ocean Ranch Vacation Group ("ORV") (FCI, FMB, Vacation Break, SGR, VBR, VBRS, PVG and ORV are hereinafter collectively referred to as the "Guarantors") by reason of the Amended and Restated Unconditional Payment and Performance Guaranty, dated as of January 15, 1998, from the Guarantors in favor of the Agent (the "FAC Guaranty"). All capitalized terms used herein and not otherwise defined shall have the same respective meanings herein as in the Credit Agreement.

         WHEREAS, FAC-Arkansas is the original Borrower under the Credit Agreement and in connection therewith has executed and delivered to the Collateral Agent that certain Amended and Restated Security Agreement, dated as of January 15, 1998, (the "FAC Security Agreement");

         WHEREAS, FAC-Arkansas is reorganizing its operations pursuant to which, among other things, it is proposing to merge with FAC-Nevada, effective as of July 13, 1998, with the surviving corporation in such merger being FAC-Nevada (the "Merger");

         WHEREAS,   immediately  following  said  Merger,   FAC-Nevada  and  its
Subsidiaries will have their places of business and offices located in the State of Nevada;

     WHEREAS, the Credit Agreement subjects such actions by FAC-Nevada and FAC-Arkansas to certain pre-conditions and approvals;

         WHEREAS, subject to the terms and conditions of this Amendment, FAC-Arkansas and FAC-Nevada have requested that Agent and BKB consent to the foregoing transactions by FAC-Arkansas and FAC Nevada;

         WHEREAS, FAC-Nevada, BKB and the Agent desire to make certain additional clarifying and conforming changes to the Credit Agreement to (i) accurately reflect the effects of the Merger, (ii) provide for the modification and restatement of certain intercompany arrangements between FAC-Nevada and FCI,
(iii) provide for the  modification of the term "Contract  Settlement  Date" and
(iii) approve an additional Project being developed by FCI as an "Approved Project" under the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises, FAC, BKB, the Guarantors and the Agent hereby agree as follows:

     ss.1. Consent to Merger. Notwithstanding anything to the contrary contained
           -----------------
in the Credit Agreement, and subject to the conditions set forth in Section 5 below, BKB and the Agent hereby consent to the following:

                  a.       The Merger;

                  b. The location of FAC-Nevada's and its Subsidiaries offices (including their chief executive offices) at 7730 West Sahara Avenue, Suite 105, Las Vegas, Nevada 89117.

                  d. The execution of an Amended and Restated Tax Sharing Agreement and Fifth Amended and Restated Operating Agreement each in a form and substance satisfactory to the Banks and the Agent; and

                  e. The transfer of the miscellaneous items lock box account required under the Credit Agreement from First Commercial Bank, N.A. of Little Rock, Arkansas to First Security Bank, N.A. ("First Security") of Las Vegas, provided that promptly following the opening of such accounts, Borrower shall cause First Security to execute an Account Agreement in a form and substance satisfactory to Agent.

         ss.2.  Assumption of Obligations by FAC-Nevada.  Upon the effectiveness
                ---------------------------------------
of the Merger, FAC-Nevada agrees with the Banks, the Agent and the Collateral Agent to assume all of FAC-Arkansas' obligations, liabilities, and responsibilities under the Credit Agreement, FAC Security Agreement, and all other Loan Documents executed in connection therewith or ancillary thereto, in the same manner as if FAC-Nevada were the original party to said agreements.

     ss.3. Amendments to Credit Agreement.  FAC-Nevada, BKB and the Agent hereby
           ------------------------------
agree to amend the Credit Agreement, effective immediately following the Merger, as follows:

         ss.3.1. The definitions of "Borrower", "FAC", "Operating Agreement" and "Tax Sharing Agreement" appearing in Section 1.1 of the Credit Agreement are hereby amended by deleting said definitions in their entirety and substituting therefor the following new definitions:

     "Borrower. Fairfield Acceptance Corporation-Nevada,  a Delaware corporation
      --------
     and a wholly-owned subsidiary of FCI, and successor by merger to Fairfield Acceptance Corporation, a Delaware corporation."

     "FAC. Fairfield Acceptance Corporation-Nevada, a Delaware corporation and a
      ---
     wholly-owned subsidiary of FCI, and a successor by merger to Fairfield Acceptance Corporation, a Delaware corporation."

     "Operating  Agreement.  The Fifth Amended and Restated Operating Agreement,
      --------------------
     dated as of July 14, 1998, among Borrower, FCI, FMB and the VB Originating Subsidiaries."

     "Tax  Sharing  Agreement.  The Second  Amended  and  Restated  Tax  Sharing
      -----------------------
     Agreement, dated as of July 14, 1998, among FCI and Borrower."

         ss.3.2. BKB and Agent hereby approve of the Project to be known as Fairfield Daytona Beach at Ocean Walk located in Daytona Beach, Florida pursuant to Clause (ii)(b) of the definition of "Approved Project" appearing in Section
1.1 of the Credit Agreement.

         ss.3.3. Section 1.1 of the Credit Agreement is further amended by inserting the words "or on any date on which Borrower sells Base Contracts pursuant to Section 9.5.2(i) hereof" at the end of the definition of "Contract Settlement Date".

         ss.3.4 Section 8.2 of the Credit Agreement is amended by deleting the address "1100 Executive Center Drive, Little Rock, Arkansas 72211" and inserting the address "7730 West Sahara Avenue, Suite 105, Las Vegas, Nevada 89117.

     ss.3.5. The notice addresses under the Credit Agreement for Borrower shall be as follows:

                     Fairfield Acceptance Corporation-Nevada
                     7730 West Sahara Avenue
                     Suite 105
                     Las Vegas, Nevada 89117

         ss.4.  GUARANTORS'  CONSENT.  The  Guarantors  hereby  consent  to  the
                --------------------
amendment to the Credit Agreement set forth in this Amendment, and confirm their obligations to the Agent and the Banks under the FAC Guaranty and the FAC Guaranty shall extend to and include the obligations of the Borrower under the Credit Agreement as amended by this Amendment. Each of the Guarantors agrees that all of its obligations to the Agent and the Banks evidenced by or otherwise arising under the FAC Guaranty are in full force and effect and are hereby ratified and confirmed in all respects.

     ss.5.  CONDITIONS TO EFFECTIVENESS.  The effectiveness of this Amendment is
            ---------------------------
subject to satisfaction of all of the following conditions:

     (a)  Opinions of Counsel.  BKB,  the Agent and the  Collateral  Agent shall
          -------------------
          have received a legal opinion addressed to BKB, the Agent and the Collateral Agent, in form and substance satisfactory to BKB, the Agent and the Collateral Agent, from Kutak Rock as to enforceability of this Amendment, the due incorporation, legal existence and good standing of FAC-Nevada and its qualification to do business in the State of Nevada, its authority to execute and deliver the Loan Documents and other documents to which it is a party, the effectiveness of the Merger and the assumption of the Obligations. BKB, the Agent and the Collateral Agent shall have received a favorable legal opinion addressed to BKB, the Agent and the Collateral Agent, in form and substance satisfactory to BKB, the Agent and the Collateral Agent, from special Nevada Counsel to FAC-Nevada, as to the perfection and continuation of the security interests in the Collateral described in the FAC Security Agreement.

         (b)      Corporate Action. All corporate action necessary for the valid
                  ----------------
                  execution,   delivery   and   performance   by  each  of  FAC,
                  FAC-Nevada, FCI, FMB, Vacation Break and the VB Originating Subsidiaries of this Amendment shall have been duly and effectively taken and otherwise be duly authorized, and satisfactory evidence thereof shall have been provided to the Agent and BKB.

         (c)      Merger. BKB and the Agent shall have received a certified copy
                  ------
                  of the Articles of Merger between FAC-Arkansas and FAC-Nevada, as filed with the Secretary of State of the State of Delaware, showing that FAC-Nevada is the surviving corporation in the Merger;

          (d)  Validity of Liens and UCCs. The FAC Security  Agreement  shall be
               --------------------------
               effective to create in favor of the Collateral Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest and lien upon the Collateral described in the FAC Security Agreement. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Collateral Agent to protect, preserve and continue such security interests shall have been duly effected, and in connection therewith BKB, the Agent and the Collateral Agent shall have received proof of filing of
               Uniform Commercial Code Financing Statements on Form UCC-1 (or UCC-3, in the case of Amendments) for FAC-Nevada, such UCC-1s or UCC-3s to be in form and substance and filed in such jurisdictions as is satisfactory to BKB, the Agent and the Collateral Agent.

         (e)      Organizational   Documents.  BKB  and  the  Agent  shall  have
                  --------------------------
                  received copies of the Certificate of Incorporation and Bylaws of FAC-Nevada, certified by the Secretary of FAC-Nevada to be true and correct.

         (f)      FCI Amendment.  BKB and the Agent shall have received evidence
                  -------------
                  satisfactory to it of the occurrence of all conditions precedent to the effectiveness of that certain First Amendment to the FCI Credit Agreement among FCI, BKB, the FCI Agent and Collateral Agent, dated of even date herewith.

     ss.6.  REPRESENTATIONS  AND WARRANTIES.  Each of FAC-Arkansas,  FAC-Nevada,
            -------------------------------
FCI, FMB, Vacation Break and the VB Originating Subsidiaries as applicable, hereby represents and warrants to BKB and the Agent as follows:

          (a)  Representations   and   Warranties  in  Credit   Agreement.   The
               ----------------------------------------------------------
               representations and warranties of FAC-Arkansas, FCI, FMB, Vacation Break and the VB Originating Subsidiaries, as the case may be, contained in the Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, with the same effect as if made at or as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), and no Default or Event of Default has occurred or is continuing under the Credit Agreement.

          (b)  Authority,  No  Conflicts,  Etc.  The  execution,   delivery  and
               -------------------------------
              performance  by  each  of  FAC-Arkansas,  FAC-Nevada,  FCI,  FMB,
               Vacation Break and the VB Originating Subsidiaries, as the case may be, of this Amendment and the consummation of the transactions contemplated hereby, (i) are within the corporate power of each respective party and have been duly authorized by all necessary corporate action on the part of each respective party, (ii) do not require any approval or consent of, or filing with, any governmental authority or other third party, and (iii) do not conflict with, constitute a breach or default under or result in the imposition of any lien or encumbrance pursuant to any agreement, instrument or other document to which any of such entity is a party or by which any such party or any of its properties are bound or affected.

          (c)  Enforceability  of  Obligations.   This  Amendment,   the  Credit
               -------------------------------
               Agreement as amended hereby, and the FAC Guaranty and the other Loan Documents constitute the legal, valid and binding obligations of each of FAC-Arkansas, FAC-Nevada, FCI and FMB, Vacation Break and the VB Originating Subsidiaries, as the case may be, enforceable against such party in accordance with their respective terms, provided that (i) enforcement may be limited by
                                 --------
               applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

     ss.7. OTHER AMENDMENTS. Except as expressly provided in this Amendment, all
           ----------------
of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. FAC and each of the Guarantors confirms and agrees that the obligations are secured by and entitled to the benefits of the Security Documents.

         ss.8. EXECUTION IN COUNTERPARTS.  This Amendment may be executed in any
               -------------------------
number of counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     ss.9.  HEADINGS.  The captions in this  Amendment  are for  convenience  of
            --------
reference only and shall not define or limit the provisions hereof.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Amendment as an instrument under seal to be governed by the laws of the Commonwealth of Massachusetts, as of the date first above written.

                                  FAIRFIELD ACCEPTANCE CORPORATION


                              By: /s/Robert W. Howeth
                                 -------------------------------------
                              Name:    Robert W. Howeth
                              Title:   President

                                 FAIRFIELD ACCEPTANCE CORPORATION-NEVADA


                              By:/s/Gordon W. Stewart
                                 -------------------------------------
                              Name:    Gordon W. Stewart
                              Title:   President

                                 FAIRFIELD COMMUNITIES, INC.


                              By:/s/Robert W. Howeth
                                 -------------------------------------
                              Name:    Robert W. Howeth
                              Title:   Senior Vice President


                                  FAIRFIELD MYRTLE BEACH, INC.


                               By:/s/Robert W. Howeth
                                  -----------------------------------
                               Name:    Robert W. Howeth
                               Title:   Vice President

                                   VACATION BREAK USA, INC.


                               By:/s/Robert W. Howeth
                                  ----------------------------------
                               Name:  Robert W. Howeth
                               Title:    Vice President

                                   SEA GARDENS BEACH AND TENNIS RESORT, INC.


                               By:/s/Robert W. Howeth
                                  ----------------------------------
                               Name:  Robert W. Howeth
                               Title:    Vice President


                                   VACATION BREAK RESORTS, INC.


                                By:/s/Robert W. Howeth
                                   ---------------------------------
                                Name:  Robert W. Howeth
                                Title:    Vice President


                                  VACATION BREAK RESORTS AT STAR ISLAND, INC.


                                By:/s/Robert W. Howeth
                                   ---------------------------------
                                Name:  Robert W. Howeth
                                Title:    Vice President


                                  PALM VACATION GROUP, by its General Partners:

                                   VACATION BREAK RESORTS AT PALM AIRE, INC.


                                By:/s/Robert W. Howeth
                                   ---------------------------------
                                Name:  Robert W. Howeth
                                Title:    Vice President


                                   PALM RESORT GROUP, INC.


                                By:/s/Robert W. Howeth
                                   ---------------------------------
                                Name:  Robert W. Howeth
                                Title:    Vice President


                                   OCEAN RANCH VACATION GROUP,
                                     by its General Partners:

                                  VACATION BREAK at OCEAN RANCH, INC.


                                By: /s/Robert W. Howeth
                                    -------------------------------
                                Name:  Robert W. Howeth
                                Title:    Vice President


                                  OCEAN RANCH DEVELOPMENT, INC.


                                By:/s/Robert W. Howeth
                                   --------------------------------
                                Name:  Robert W. Howeth
                                Title:    Vice President


                               BANKBOSTON,N.A.,Individually, as Agent and as
                                 Collateral Agent


                               By:/s/Lori Litow
                                  ---------------------------------
                               Name:  Lori Litow
                               Title: Vice President